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Exhibit 10.2

Medicaid HMO Contract
Wellcare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

AHCA CONTRACT NO. FA615
AMENDMENT NO. 4

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and WELLCARE OF FLORIDA, INC. D/B/A STAYWELL HEALTH PLAN OF FLORIDA, hereinafter referred to as the "Vendor" or “Health Plan”, is hereby amended as follows:

1.	Standard Contract, Section II, Item A, Contract Amount, the first sentence is hereby revised to now read as follows:

To pay for contracted services according to the conditions of Attachment I in an amount not to exceed $1,215,610,993.00 (a decrease of $30,474,628.00), subject to availability of funds.

2.	Attachment I, Section B, Method of Payment, Item 1, General, the first paragraph is hereby revised to now read as follows:

Notwithstanding the payment amounts which may be computed with the rate tables specified in Exhibit III-C, the sum of total capitation payments under this Contract shall not exceed the total Contract amount of $1,215,610,993.00 (a decrease of $30,474,628.00).

3.
Attachment I, Scope of Services, is hereby amended to include Exhibit III-C, January 1, 2008 – August 31, 2008 Medicaid Non-Reform HMO Capitation Rates, attached hereto and made a part of the Contract.  All references in the Contract to Exhibit III-B, September 1, 2007 – August 31, 2008 Medicaid Non-Reform HMO Capitation Rates, shall hereinafter instead refer to Exhibit III-C, January 1, 2008 - August 31, 2008 Medicaid Non-Reform HMO Capitation Rates.

4.	This Amendment shall have an effective date of January 1, 2008, or the date on which both parties execute the Amendment, whichever is later.

All provisions in the Contract and any attachments thereto in conflict with this Amendment shall be and are hereby changed to conform with this Amendment.

All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract.

This Amendment and all its attachments are hereby made a part of the Contract.

This Amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FA615, Amendment No. 4, Page 1 of 2

Medicaid HMO Contract
Wellcare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

IN WITNESS WHEREOF, the parties hereto have caused this seven (7) page Amendment (which includes all attachments hereto) to be executed by their officials thereunto duly authorized.

WELLCARE OF FLORIDA, INC. D/B/A/ STAYWELL HEALTH PLAN OF FLORIDA	STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION
SIGNED BY: /s/ Todd S. Farha	SIGNED BY: /s/ Illegible
NAME: Todd S. Farha	(for) NAME: Andrew C. Agwunobi, M.D.
TITLE: President and CEO	TITLE: Secretary
DATE: 1/2/08	DATE: 1/3/08

List of attachments included as part of this Amendment:

Specify Type	Letter/ Number	Description
Exhibit	III-C	January 1, 2008 - August 31, 2008 Medicaid Non-Reform HMO Capitation Rates (5 Pages)

AHCA Contract No. FA615, Amendment No. 4, Page 2 of 2

EXHIBIT III-C
January 1, 2008 - August 31, 2008
MEDICAID Non-Reform HMO CAPITATION RATES
By Area , Age and Eligibility Category

TABLE 1
General Rates:

	TANF									SSI-N							SSI-B	SSI-AB
Area	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	1,113.27	198.95	103.84	65.12	132.96	71.10	261.06	165.11	341.74	9,915.13	1,434.75	428.74	197.94	218.40	704.25	692.24	266.36	96.67	79.38
02	1,113.27	198.95	103.84	65.12	132.96	71.10	261.06	165.11	341.74	9,915.13	1,434.75	428.74	197.94	218.40	704.25	692.24	266.36	96.67	79.38
03	1,274.97	229.73	120.11	76.19	153.87	83.11	303.58	192.99	401.92	11,138.97	1,629.39	486.94	229.48	252.31	812.92	803.12	268.11	89.89	74.16
04	1,110.20	200.37	105.01	66.79	134.42	72.81	265.41	168.95	352.65	10,499.42	1,537.71	460.11	217.21	238.35	768.93	759.32	324.10	92.63	76.37
05	1,239.65	223.90	117.11	74.70	150.07	81.25	296.43	188.63	393.68	11,579.76	1,692.54	506.42	237.96	262.13	843.24	832.21	224.84	86.91	72.45
06	1,093.25	198.54	104.28	66.96	133.36	72.80	264.61	168.97	354.37	10,652.91	1,564.02	468.08	222.16	243.74	785.88	776.94	278.82	84.03	69.54
07	1,111.11	201.05	105.33	67.26	134.84	73.19	266.60	169.92	355.07	10,979.12	1,613.56	482.68	229.82	251.86	810.88	802.37	320.94	87.44	72.54
08	1,042.42	189.18	99.15	63.67	127.01	69.25	251.65	160.56	336.69	9,334.29	1,365.81	408.73	192.99	211.83	682.67	674.08	187.79	83.02	68.67
09	1,080.64	194.68	101.92	64.82	130.37	70.43	257.53	163.82	341.26	10,421.98	1,530.82	457.89	217.75	238.53	769.06	760.32	201.31	90.28	74.77
10	1,100.94	199.64	104.76	67.19	133.94	73.01	265.61	169.34	354.88	13,515.72	1,994.98	596.62	285.93	313.86	1,009.79	999.91	251.29	103.32	85.55
11	1,424.99	256.12	134.00	84.75	171.50	92.47	338.04	214.66	446.26	14,158.43	2,076.63	621.17	294.21	323.57	1,040.93	1,029.21	329.75	157.24	128.37

TABLE 2
General + Mental Health Rates:

	TANF									SSI-N							SSI-B	SSI-AB
Area	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	1,113.29	198.97	105.45	76.61	143.70	81.84	265.43	169.48	345.42	9,915.21	1,434.83	436.06	245.19	261.65	784.29	722.71	266.57	108.13	90.84
02	1,113.30	198.98	106.70	85.04	146.15	84.29	264.41	168.46	344.65	9,915.29	1,434.91	442.30	275.44	262.86	756.05	716.70	286.23	111.42	94.13
03	1,274.98	229.74	121.41	85.22	159.85	89.09	305.10	194.51	403.24	11,139.04	1,629.46	493.10	264.64	272.48	836.42	814.21	274.85	98.72	82.99
04	1,110.21	200.38	106.36	76.19	140.65	79.04	266.99	170.53	354.02	10,499.53	1,537.82	469.70	272.02	269.79	805.57	776.62	348.24	109.12	92.86
05	1,239.66	223.91	118.30	83.23	158.04	89.22	299.67	191.87	396.42	11,579.81	1,692.59	511.36	269.84	291.31	897.24	852.76	227.52	99.51	85.05
06	1,093.27	198.56	106.10	79.99	145.53	84.97	269.56	173.92	358.55	10,652.98	1,564.09	474.49	263.57	281.64	856.02	803.63	280.11	87.85	73.36
07	1,111.13	201.07	107.08	79.74	146.50	84.85	271.34	174.66	359.07	10,979.18	1,613.62	488.70	268.67	287.42	876.69	827.42	323.49	97.78	82.88
08	1,042.43	189.19	100.39	72.32	132.74	74.98	253.11	162.02	337.95	9,334.36	1,365.88	414.63	226.70	231.18	705.20	684.72	194.53	96.02	81.67
09	1,080.66	194.70	103.44	75.45	137.41	77.47	259.32	165.61	342.81	10,422.05	1,530.89	464.12	253.29	258.93	792.81	771.54	208.05	99.71	84.20
10	1,100.96	199.66	106.65	80.33	142.64	81.71	267.82	171.55	356.80	13,515.81	1,995.07	604.83	332.84	340.78	1,041.14	1,014.71	258.03	111.24	93.47
11	1,425.01	256.14	135.59	95.85	178.86	99.83	339.91	216.53	447.88	14,158.51	2,076.71	628.03	333.34	346.02	1,067.09	1,041.56	336.86	165.16	136.29

AHCA Contract No. FA615, Exhibit III-C, Page 1 of 5

EXHIBIT III-C
January 1, 2008 - August 31, 2008
MEDICAID Non-Reform HMO CAPITATION RATES
By Area , Age and Eligibility Category

TABLE 3
General + MH + Dental Rates:

	TANF									SSI-N							SSI-B	SSI-AB
Area	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	1,113.30	198.98	107.51	80.86	148.10	85.55	267.24	171.09	348.77	9,915.21	1,434.84	438.23	248.95	264.93	787.11	726.07	267.06	110.40	92.29
02	1,113.31	198.99	108.76	89.29	150.55	88.00	266.22	170.07	348.00	9,915.29	1,434.92	444.47	279.20	266.14	758.87	720.06	286.72	113.69	95.58
03	1,274.99	229.75	124.44	91.46	166.32	94.55	308.06	197.14	408.70	11,139.05	1,629.48	496.42	270.39	277.50	839.92	818.38	275.38	101.75	84.93
04	1,110.22	200.39	108.37	80.34	144.96	82.68	269.75	172.98	359.12	10,499.53	1,537.83	471.87	275.78	273.08	808.82	780.50	350.21	112.15	94.80
05	1,239.67	223.93	121.70	90.26	165.34	95.37	306.75	198.16	409.49	11,579.82	1,692.61	516.20	278.22	298.64	904.66	861.60	231.88	107.72	90.31
06	1,093.28	198.57	108.70	85.35	151.09	89.66	273.12	177.08	365.12	10,652.98	1,564.10	477.61	268.98	286.37	860.37	808.82	281.92	92.55	76.38
07	1,111.14	201.08	109.20	84.12	151.04	88.68	273.83	176.87	363.67	10,979.18	1,613.63	491.76	273.97	292.05	879.75	831.07	325.09	100.89	84.88
08	1,042.44	189.20	103.37	78.47	139.11	80.35	256.08	164.65	343.42	9,334.36	1,365.89	417.70	232.02	235.83	708.74	688.94	195.98	99.12	83.66
09	1,080.67	194.71	106.32	81.39	143.57	82.66	261.04	167.14	345.98	10,422.05	1,530.90	466.81	257.94	263.00	794.47	773.52	208.76	101.52	85.36
10	1,100.97	199.67	109.45	86.12	148.64	86.77	269.62	173.15	360.11	13,515.82	1,995.09	608.51	339.22	346.35	1,043.21	1,017.18	260.05	113.76	95.09
11	1,425.02	256.15	139.31	103.51	186.81	106.53	341.50	217.94	450.82	14,158.52	2,076.73	632.27	340.68	352.44	1,070.67	1,045.82	341.18	169.15	138.85

TABLE 4
General + MH + Transportation Rates:

	TANF									SSI-N							SSI-B	SSI-AB
Area	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	1,118.75	200.33	106.30	77.12	145.59	83.08	268.47	171.82	348.55	9,957.91	1,462.40	441.61	247.63	267.67	803.95	738.94	273.23	121.63	99.45
02	1,118.76	200.34	107.55	85.55	148.04	85.53	267.45	170.80	347.78	9,957.99	1,462.48	447.85	277.88	268.88	775.71	732.93	292.89	124.92	102.74
03	1,281.58	231.39	122.43	85.84	162.13	90.58	308.77	197.34	407.02	11,192.94	1,664.26	500.10	267.71	280.08	861.25	834.72	283.33	118.23	95.44
04	1,115.15	201.61	107.13	76.65	142.36	80.16	269.73	172.65	356.86	10,543.16	1,565.99	475.37	274.51	275.95	825.67	793.21	355.09	124.64	102.76
05	1,243.79	224.94	118.94	83.62	159.46	90.15	301.97	193.65	398.78	11,614.53	1,714.99	515.87	271.82	296.21	913.23	865.96	233.30	113.31	93.85
06	1,097.25	199.55	106.72	80.36	146.91	85.87	271.77	175.63	360.83	10,687.23	1,586.20	478.95	265.53	286.48	871.79	816.65	285.34	99.27	80.64
07	1,115.00	202.04	107.68	80.11	147.83	85.72	273.49	176.32	361.29	11,015.88	1,637.32	493.47	270.76	292.60	893.60	841.37	329.04	109.71	90.50
08	1,047.92	190.56	101.24	72.83	134.64	76.22	256.16	164.37	341.09	9,375.02	1,392.12	419.92	229.03	236.92	723.92	700.18	200.51	110.58	90.96
09	1,085.95	196.02	104.26	75.95	139.24	78.67	262.26	167.88	345.85	10,464.52	1,558.31	469.65	255.72	264.93	812.36	787.69	214.85	115.26	94.12
10	1,104.68	200.59	107.22	80.68	143.93	82.55	269.89	173.15	358.93	13,554.29	2,019.92	609.83	335.04	346.22	1,058.87	1,029.34	265.22	128.61	104.55
11	1,428.21	256.94	136.08	96.15	179.96	100.55	341.69	217.91	449.71	14,187.41	2,095.37	631.78	334.99	350.10	1,080.40	1,052.54	341.70	177.46	144.14

AHCA Contract No. FA615, Exhibit III-C, Page 2 of 5

EXHIBIT III-C
January 1, 2008 - August 31, 2008
MEDICAID Non-Reform HMO CAPITATION RATES
By Area , Age and Eligibility Category

TABLE 5
General + Transportation Rates:

	TANF									SSI-N							SSI-B	SSI-AB
Area	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	1,118.73	200.31	104.69	65.63	134.85	72.34	264.10	167.45	344.87	9,957.83	1,462.32	434.29	200.38	224.42	723.91	708.47	273.02	110.17	87.99
02	1,118.73	200.31	104.69	65.63	134.85	72.34	264.10	167.45	344.87	9,957.83	1,462.32	434.29	200.38	224.42	723.91	708.47	273.02	110.17	87.99
03	1,281.57	231.38	121.13	76.81	156.15	84.60	307.25	195.82	405.70	11,192.87	1,664.19	493.94	232.55	259.91	837.75	823.63	276.59	109.40	86.61
04	1,115.14	201.60	105.78	67.25	136.13	73.93	268.15	171.07	355.49	10,543.05	1,565.88	465.78	219.70	244.51	789.03	775.91	330.95	108.15	86.27
05	1,243.78	224.93	117.75	75.09	151.49	82.18	298.73	190.41	396.04	11,614.48	1,714.94	510.93	239.94	267.03	859.23	845.41	230.62	100.71	81.25
06	1,097.23	199.53	104.90	67.33	134.74	73.70	266.82	170.68	356.65	10,687.16	1,586.13	472.54	224.12	248.58	801.65	789.96	284.05	95.45	76.82
07	1,114.98	202.02	105.93	67.63	136.17	74.06	268.75	171.58	357.29	11,015.82	1,637.26	487.45	231.91	257.04	827.79	816.32	326.49	99.37	80.16
08	1,047.91	190.55	100.00	64.18	128.91	70.49	254.70	162.91	339.83	9,374.95	1,392.05	414.02	195.32	217.57	701.39	689.54	193.77	97.58	77.96
09	1,085.93	196.00	102.74	65.32	132.20	71.63	260.47	166.09	344.30	10,464.45	1,558.24	463.42	220.18	244.53	788.61	776.47	208.11	105.83	84.69
10	1,104.66	200.57	105.33	67.54	135.23	73.85	267.68	170.94	357.01	13,554.20	2,019.83	601.62	288.13	319.30	1,027.52	1,014.54	258.48	120.69	96.63
11	1,428.19	256.92	134.49	85.05	172.60	93.19	339.82	216.04	448.09	14,187.33	2,095.29	624.92	295.86	327.65	1,054.24	1,040.19	334.59	169.54	136.22

TABLE 6
General + Dental Rates:

	TANF									SSI-N							SSI-B	SSI-AB
Area	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	1,113.28	198.96	105.90	69.37	137.36	74.81	262.87	166.72	345.09	9,915.13	1,434.76	430.91	201.70	221.68	707.07	695.60	266.85	98.94	80.83
02	1,113.28	198.96	105.90	69.37	137.36	74.81	262.87	166.72	345.09	9,915.13	1,434.76	430.91	201.70	221.68	707.07	695.60	266.85	98.94	80.83
03	1,274.98	229.74	123.14	82.43	160.34	88.57	306.54	195.62	407.38	11,138.98	1,629.41	490.26	235.23	257.33	816.42	807.29	268.64	92.92	76.10
04	1,110.21	200.38	107.02	70.94	138.73	76.45	268.17	171.40	357.75	10,499.42	1,537.72	462.28	220.97	241.64	772.18	763.20	326.07	95.66	78.31
05	1,239.66	223.92	120.51	81.73	157.37	87.40	303.51	194.92	406.75	11,579.77	1,692.56	511.26	246.34	269.46	850.66	841.05	229.20	95.12	77.71
06	1,093.26	198.55	106.88	72.32	138.92	77.49	268.17	172.13	360.94	10,652.91	1,564.03	471.20	227.57	248.47	790.23	782.13	280.63	88.73	72.56
07	1,111.12	201.06	107.45	71.64	139.38	77.02	269.09	172.13	359.67	10,979.12	1,613.57	485.74	235.12	256.49	813.94	806.02	322.54	90.55	74.54
08	1,042.43	189.19	102.13	69.82	133.38	74.62	254.62	163.19	342.16	9,334.29	1,365.82	411.80	198.31	216.48	686.21	678.30	189.24	86.12	70.66
09	1,080.65	194.69	104.80	70.76	136.53	75.62	259.25	165.35	344.43	10,421.98	1,530.83	460.58	222.40	242.60	770.72	762.30	202.02	92.09	75.93
10	1,100.95	199.65	107.56	72.98	139.94	78.07	267.41	170.94	358.19	13,515.73	1,995.00	600.30	292.31	319.43	1,011.86	1,002.38	253.31	105.84	87.17
11	1,425.00	256.13	137.72	92.41	179.45	99.17	339.63	216.07	449.20	14,158.44	2,076.65	625.41	301.55	329.99	1,044.51	1,033.47	334.07	161.23	130.93

AHCA Contract No. FA615, Exhibit III-C, Page 3 of 5

EXHIBIT III-C
January 1, 2008 - August 31, 2008
MEDICAID Non-Reform HMO CAPITATION RATES
By Area , Age and Eligibility Category
TABLE 7
General + Dental + Transportation Rates:

	TANF									SSI-N							SSI-B	SSI-AB
Area	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	1,118.74	200.32	106.75	69.88	139.25	76.05	265.91	169.06	348.22	9,957.83	1,462.33	436.46	204.14	227.70	726.73	711.83	273.51	112.44	89.44
02	1,118.74	200.32	106.75	69.88	139.25	76.05	265.91	169.06	348.22	9,957.83	1,462.33	436.46	204.14	227.70	726.73	711.83	273.51	112.44	89.44
03	1,281.58	231.39	124.16	83.05	162.62	90.06	310.21	198.45	411.16	11,192.88	1,664.21	497.26	238.30	264.93	841.25	827.80	277.12	112.43	88.55
04	1,115.15	201.61	107.79	71.40	140.44	77.57	270.91	173.52	360.59	10,543.05	1,565.89	467.95	223.46	247.80	792.28	779.79	332.92	111.18	88.21
05	1,243.79	224.95	121.15	82.12	158.79	88.33	305.81	196.70	409.11	11,614.49	1,714.96	515.77	248.32	274.36	866.65	854.25	234.98	108.92	86.51
06	1,097.24	199.54	107.50	72.69	140.30	78.39	270.38	173.84	363.22	10,687.16	1,586.14	475.66	229.53	253.31	806.00	795.15	285.86	100.15	79.84
07	1,114.99	202.03	108.05	72.01	140.71	77.89	271.24	173.79	361.89	11,015.82	1,637.27	490.51	237.21	261.67	830.85	819.97	328.09	102.48	82.16
08	1,047.92	190.56	102.98	70.33	135.28	75.86	257.67	165.54	345.30	9,374.95	1,392.06	417.09	200.64	222.22	704.93	693.76	195.22	100.68	79.95
09	1,085.94	196.01	105.62	71.26	138.36	76.82	262.19	167.62	347.47	10,464.45	1,558.25	466.11	224.83	248.60	790.27	778.45	208.82	107.64	85.85
10	1,104.67	200.58	108.13	73.33	141.23	78.91	269.48	172.54	360.32	13,554.21	2,019.85	605.30	294.51	324.87	1,029.59	1,017.01	260.50	123.21	98.25
11	1,428.20	256.93	138.21	92.71	180.55	99.89	341.41	217.45	451.03	14,187.34	2,095.31	629.16	303.20	334.07	1,057.82	1,044.45	338.91	173.53	138.78

TABLE 8
General + Mental Health + Dental + Transportation Rates:

	TANF									SSI-N							SSI-B	SSI-AB
Area	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	1,118.76	200.34	108.36	81.37	149.99	86.79	270.28	173.43	351.90	9,957.91	1,462.41	443.78	251.39	270.95	806.77	742.30	273.72	123.90	100.90
02	1,118.77	200.35	109.61	89.80	152.44	89.24	269.26	172.41	351.13	9,957.99	1,462.49	450.02	281.64	272.16	778.53	736.29	293.38	127.19	104.19
03	1,281.59	231.40	125.46	92.08	168.60	96.04	311.73	199.97	412.48	11,192.95	1,664.28	503.42	273.46	285.10	864.75	838.89	283.86	121.26	97.38
04	1,115.16	201.62	109.14	80.80	146.67	83.80	272.49	175.10	361.96	10,543.16	1,566.00	477.54	278.27	279.24	828.92	797.09	357.06	127.67	104.70
05	1,243.80	224.96	122.34	90.65	166.76	96.30	309.05	199.94	411.85	11,614.54	1,715.01	520.71	280.20	303.54	920.65	874.80	237.66	121.52	99.11
06	1,097.26	199.56	109.32	85.72	152.47	90.56	275.33	178.79	367.40	10,687.23	1,586.21	482.07	270.94	291.21	876.14	821.84	287.15	103.97	83.66
07	1,115.01	202.05	109.80	84.49	152.37	89.55	275.98	178.53	365.89	11,015.88	1,637.33	496.53	276.06	297.23	896.66	845.02	330.64	112.82	92.50
08	1,047.93	190.57	104.22	78.98	141.01	81.59	259.13	167.00	346.56	9,375.02	1,392.13	422.99	234.35	241.57	727.46	704.40	201.96	113.68	92.95
09	1,085.96	196.03	107.14	81.89	145.40	83.86	263.98	169.41	349.02	10,464.52	1,558.32	472.34	260.37	269.00	814.02	789.67	215.56	117.07	95.28
10	1,104.69	200.60	110.02	86.47	149.93	87.61	271.69	174.75	362.24	13,554.30	2,019.94	613.51	341.42	351.79	1,060.94	1,031.81	267.24	131.13	106.17
11	1,428.22	256.95	139.80	103.81	187.91	107.25	343.28	219.32	452.65	14,187.42	2,095.39	636.02	342.33	356.52	1,083.98	1,056.80	346.02	181.45	146.70

AHCA Contract No. FA615, Exhibit III-C, Page 4 of 5

EXHIBIT III-C
January 1, 2008 - August 31, 2008
MEDICAID Non-Reform HMO CAPITATION RATES
By Area , Age and Eligibility Category

Area	Corresponding Counties

Area 1	Escambia, Okaloosa, Santa Rosa, Walton
Area 2	Bay, Calhoun, Franklin, Gadsden, Gulf, Holmes, Jackson, Jefferson, Leon, Liberty, Madison, Taylor, Washington, Wakulla
Area 3	Alachua, Bradford, Citrus, Columbia, Dixie, Gilchrist, Hamiliton, Hernando, Lafayette, Lake, Levy, Marion, Putnam, Sumter, Suwannee, Union
Area 4	Baker, Clay, Duval, Flagler, Nassau, St. Johns, Volusia
Area 5	Pasco, Pinellas
Area 6	Hardee, Highlands, Hillsborough, Manatee, Polk
Area 7	Brevard, Orange, Osceola, Seminole
Area 8	Charlotte, Collier, De Soto, Glades, Hendry, Lee, Sarasota
Area 9	Indian River, Okeechobee, St. Lucie, Martin, Palm Beach
Area 10	Broward
Area 11	Dade, Monroe

created on August 19, 2006
modified on September 11, 2006 - incresing dental rates.

AHCA Contract No. FA615, Exhibit III-C, Page 5 of 5